UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2005
KLA-Tencor Corporation

(Exact name of registrant as specified in its charter)
000-09992

(Commission File Number)

Delaware	04-2564110

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
160 Rio Robles
San Jose, California
95134
(Address of principal executive offices, with zip code)
(408) 875-3000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          On July 28, 2005, KLA-Tencor Corporation issued a press release regarding its financial results for the quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
          The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit	Description
99.1	Press Release issued by KLA-Tencor Corporation dated July 28, 2005.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION
Date: July 28, 2005	By:	/s/ John H. Kispert
John H. Kispert
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release issued by KLA-Tencor Corporation dated July 28, 2005.